Financial Instrument Risk Exposure and Risk Management	12 Months Ended
Dec. 31, 2025
Financial Instrument Risk Exposure and Risk Management [Abstract]
FINANCIAL INSTRUMENT RISK EXPOSURE AND RISK MANAGEMENT
18.	FINANCIAL INSTRUMENT RISK EXPOSURE AND RISK MANAGEMENT

The Company’s financial instruments are exposed to certain financial risks, including credit risk, interest rate risk, liquidity risk and currency risk.

a)	Credit risk

Credit risk is the risk of financial loss to the Company if a counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Company’s financial assets.

The Company is primarily exposed to credit risk on its cash and cash equivalents, receivables, reclamation deposit and value-added tax receivable. Credit risk exposure is limited through maintaining its cash with high-credit quality financial institutions. The carrying value of these financial assets of $108,901,729 represents the maximum exposure to credit risk.

b)	Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates.

The Company’s interest rate exposure mainly relates to interest earned on cash and term deposits. For the fifteen months ended December 31, 2025, every 1% fluctuation in interest rates up or down would result in an increase or decrease of approximately $407,000 to the Company’s income (twelve months ended September 30, 2024 – $16,700).

c)	Liquidity risk

Liquidity risk is the risk that the Company is unable to meet its financial obligations as they come due. The Company manages this risk by careful management of its working capital to ensure its expenditures will not exceed available resources.

On December 31, 2025, the Company had contractual cash flow commitments as follows:

	< 1 Year	1-3 Years	Total
Accounts payable and accrued liabilities	$2,459,902	$–	$2,459,902
Consideration payable	1,713,250	–	1,713,250
Lease liabilities	12,412	–	12,412
Office rent obligations	606,100	252,400	858,500
	$4,791,664	$252,400	$5,044,064

d)	Foreign currency risk

The Company is exposed to currency risk on transactions and balances in currencies other than the functional currency. On December 31, 2025, the Company had not entered into any contracts to manage foreign exchange risk.

The functional currency of the Company and its subsidiaries is the Canadian dollar and the Peruvian soles respectively, therefore, the Company is exposed to currency risk from the assets and liabilities denominated in the US dollar. As at December 31, 2025, cash and cash equivalents of $3,413,202 (September 30, 2024 – $304,052), reclamation deposit of $59,951 (September 30, 2024 – $59,052), receivables of $12,900 (September 30, 2024 – $19,312), consideration payable of $1,713,250 (September 30, 2024 – $3,374,750), and accounts payable and accrued liabilities of $367,714 (September 30, 2024 – $167,283) are denominated in the US dollar. For the fifteen months ended December 31, 2025, if the US dollar to Canadian dollar and Peruvian soles currency exchange rate changes by 10% with all other variables held constant, the impact on the Company’s net loss is $140,448 (September 30, 2024 – $315,967).